UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
THE TAIWAN FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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THE TAIWAN FUND, INC.
c/o State Street Bank and Trust Company, P.O. Box 5049,
2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (800) 636-9242

December 11, 2006

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, January 22, 2007.

The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund’s directors. The Board of Directors recommends that you vote in favor of the re-election of the Fund’s existing directors listed on the proxy card.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Sincerely,

Benny T. Hu
President

THE TAIWAN FUND, INC.

Notice of Annual Meeting of Stockholders
January 22, 2007

To the Stockholders of THE TAIWAN FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 22, 2007 at 2:00 p.m., local time, for the following purposes:

(1)	To elect eight directors to serve for the ensuing year.

(2)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on November 22, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

By order of the Board of Directors

Adelina Louie
Secretary

December 11, 2006

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the “Fund”) for use at the Annual Meeting of Stockholders, to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 22, 2007 at 2:00 p.m., local time, and at any adjournments thereof. The Fund’s investment adviser is HSBC Investments (Taiwan) Limited (the “Adviser”), 99 Tun Hwa South Road, Section 2, Taipei, Taiwan, ROC.

The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is December 13, 2006. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund’s administrator, State Street Bank and Trust Company, at the Fund’s address at P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors described in this Proxy Statement. Abstentions are included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

The Board of Directors has fixed the close of business on November 22, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2006 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by calling (800) 636-9242.

ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Nominees and Officers

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund, and officers of the Fund.

			Principal
			Occupation(s)
	Position(s)		or Employment	Other Directorships in
Name, Address, and	Held with	Director	During Past Five	Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Independent Current Directors
Harvey Chang (55) †# 21F, No. 172-1, Section 2 Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present); Senior Vice President and Chief Financial Officer, Taiwan Semiconductor Manufacturing Company (February 1998-September 2003).	Director, Taiwan Mobile Co. Ltd. (2003-present).
Shao-Yu Wang (83) †# Apt. 5H No. 56 Tun Hwa South Road, Section 2 Taipei, Taiwan, ROC	Director	1986	Chairman of the Board of Trustees, Soochow University (1987-present); Chairman of the Board of Trustees, Min Chuan University, (1986-present); Chairman of the Board of Trustees, Fu-Dan High School (1986-present); Chairman, Evernew Biotech, Inc. (1985-present); Director, TSR Corp. (1985-present); Chairman, TSR Corp. (2005-present).	Director, America California Bank (2003-present); Director, TSR Corp. (1985-present).
Christina Liu (50) †# Suite 312, No. 3-1 Jinan Road Taipei, Taiwan, ROC	Director	2005	Consultative Board Member, Commission On Economic Planning and Development, Executive Yuan, Taiwan, ROC (1996-present); Consultative Board Member, Central Deposit Insurance Corp. Taiwan, ROC (1996-2002).	Director, Taiwan Stock Exchange (1995-2005).
Joe O. Rogers (58) †# 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Organizing Member, The Rogers Team LLC (July 2001-present); Manager, The J-Squared Team LLC (April 2003-May 2004).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).

			Principal
			Occupation(s)
	Position(s)		or Employment	Other Directorships in
Name, Address, and	Held with	Director	During Past Five	Publicly-Held
Age	Fund	Since	Years	Companies or Funds

M. Christopher Canavan, Jr. (67) †# 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present); Partner, PricewaterhouseCoopers LLP (Coopers & Lybrand) (1972-1999).	Director and Chairman of the Audit Committee, Bruker Biosciences, Inc. (2000-present).
Anthony Kai Yiu Lo (57) †# 23/F Shun Ho Tower 24-30 Ice House Street Central, Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (February 2006-present); Director, Advantage Ltd. (2004-January 2006); Founder and Managing Director, Advantage Ltd. (1999-August 2004); Vice Chairman, ABN Amro HG Asia Ltd. (1998-1999).	Member of Listing Committee, Stock Exchange of Hong Kong Ltd. (1996-May 2006).
Interested Current Directors
*Benny T. Hu (57) †# 6 F, 76 Tun HwaSouth Road, Section 2 Taipei, Taiwan, ROC	President and Director	1993	Chairman, China Development Industrial Bank (June 2003-May 2004); Chairman, China Development Asset Management Corp. (June 2001-May 2004); Ambassador-at-Large, Republic of China (May 2001-May 2006).	Director, USI Far East Corp. (2004-present); Supervisor, China Steel Corp. (2004-present); Supervisor, Winbond Electronics Corp. (2002-present); Director, China Development Financial Holding Corp. (June 2001-May 2004); Director, Yangming Marine Transport Corp. (2001-present).

			Principal
			Occupation(s)
	Position(s)		or Employment	Other Directorships in
Name, Address, and	Held with	Director	During Past Five	Publicly-Held
Age	Fund	Since	Years	Companies or Funds

*Blair Pickerell (50) †# Level 22, HSBC Main Building 1 Queen’s Road Central Hong Kong	Director	2005	Chairman, HSBC Investments (Taiwan) Ltd. (May 2003-present); Chief Executive Officer, Asia-Pacific, HSBC Investments (Hong Kong ) Ltd. (May 2003-present); Director, HSBC Jintrust Fund Management Company Limited (November 2005-present); Managing Director, Capital Holdings Ltd. (January 2003-May 2003); Managing Director, JF Asset Management Ltd. (August 1999-December 2002).	—
Officers
*Adelina Louie (40) Level 22 HSBC Main Building 1 Queen’s Road, Central Hong Kong	Secretary, Treasurer and Chief Compliance Officer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Investments (Hong Kong) Limited (May 2006-present); Chief Operating Officer, HSBC Investments (Taiwan) Ltd. (March 2004-April 2006); Area Commercial Manager, HSBC (U.K.) Ltd. (February 2002-March 2004); Senior Vice President, Custody & Clearing, HSBC (Indonesia) Limited (June 2000-February 2002).	—
Mary Moran Zeven (45)	Assistant Secretary	2005	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2002-present); and Vice President and Counsel, State Street Bank and Trust Company (2000-2002).	—

†	Nominee for director.

*	Nominee or officer is considered to be an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund. Mr. Pickerell and Ms. Louie are considered to be interested persons because of their affiliations with the Adviser.

#	There is one Portfolio in the Fund Complex overseen by the Directors.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, attached hereto as Appendix A. The current members of the Audit Committee are Messrs. Canavan, Rogers, Lo and Wang. The Audit Committee convened four times during the fiscal year ended August 31, 2006.

The Fund’s Board of Directors has a Nominating Committee which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Fund to not have such a policy because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and independent (as defined in the NYSE listing standards), and its actions are governed by the Fund’s Nominating Committee Charter which was filed as an exhibit to the Fund’s proxy statement dated December 20, 2004. The current members of the Nominating Committee are Messrs. Canavan, Chang and Lo. The Nominating Committee met once during the fiscal year ended August 31, 2006.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser. The current Directors who are members of the Fair Valuation Committee are Messrs. Canavan, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2006.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are

Messrs. Chang and Hu and Ms. Liu. The Investment Management Oversight Committee convened four times during the fiscal year ended August 31, 2006.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2006. For the fiscal year ended August 31, 2006, Ms. Liu and Mr. Lo did not attend at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which they served held during the fiscal year.

For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, two Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by directors and nominees for director as of November 15, 2006.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director or	Dollar Range of Equity	Family of Investment
Nominee	Securities in the Fund	Companies†

Current Directors
Harvey Chang	None	None
Shao-Yu Wang	None	None
Christina Liu	None	None
Joe O. Rogers	$50,001-$100,000	$50,001-$100,000
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Anthony Kai Yiu Lo	None	None
Benny T. Hu	None	None
Blair Pickerell	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $317,603 during the fiscal year ended August 31, 2006. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $15,000 plus $2,000 for each directors’ meeting and committee meeting attended in person, and $2,000 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2006, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the “Fund Complex”).

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and
	Compensation	As Part of Fund	Benefits Upon	Fund Complex
Name of Person	From Fund(1)	Expenses	Retirement	Paid to Directors(2)

Harvey Chang	$32,125	—	—	$32,125
Shao-Yu Wang	$30,144	—	—	$30,144
Christina Liu	$24,125	—	—	$24,125
Joe O. Rogers	$37,500	—	—	$37,500
M. Christopher Canavan, Jr.	$41,500	—	—	$41,500
Anthony Kai Yiu Lo	$31,544	—	—	$31,544
Benny T. Hu	$23,500	—	—	$23,500
Lawrence Weber(3)	$6,500	—	—	$6,500
Blair Pickerell	—	—	—	—

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

(3)	Mr. Weber retired from the Board at the conclusion of his term of office on January 19, 2006.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2006 with management, the Adviser and KPMG LLP, the Fund’s independent registered public accounting firm (“KPMG”), and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2006 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joe Rogers, Chairman of the Audit Committee
M. Christopher Canavan, Jr., Member of the Audit Committee
Anthony Lo, Member of the Audit Committee
Shao-Yu Wang, Member of the Audit Committee

Independent Registered Public Accounting Firm

KPMG serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. KPMG also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of KPMG are expected to be available via telephone at the meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the meeting.

Audit Fees.  The aggregate fees billed by KPMG in connection with the annual audits of the Fund for the fiscal years ended August 31, 2006 and 2005 were $58,500 and $51,000, respectively.

Audit-Related Fees.  The aggregate fees billed by KPMG for audit-related services in the amount of $7,500 for the year ended August 31, 2006 were related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. The aggregate fees billed by KPMG for audit-related services in the amount of $6,500 for the year ended August 31, 2005 were related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

Tax Fees.  The aggregate fees billed by KPMG for professional services rendered by KPMG for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended August 31, 2006 and 2005 were $12,900 and $11,250, respectively.

All Other Fees.  There were no other fees billed by KPMG for services rendered to the Fund for the fiscal years ended August 31, 2006 and 2005.

Audit Committee Pre-approval.  The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which KPMG billed the Fund fees for the fiscal years ended August 31, 2006 and 2005 were pre-approved by the Audit Committee.

KPMG did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2006 and 2005.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of November 15, 2006. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

	Name and Address of	Amount and Nature of	Percent
Title of Class	Beneficial Owner	Beneficial Ownership	of Class*

Common Stock	City of London Investment Management 10 Eastcheap London EN EC3M 1LX, England	Has sole power to vote and dispose of 1,772,000 shares.	10.83%
Common Stock	Sarasin Investment Fonds AG 50, avenue J.F. Kennedy L-1855 Luxembourg, Luxembourg	Has sole power to vote and dispose of 1,667,000 shares.	10.18%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,051,000 shares.	6.42%

*	Percentages are based on the number of outstanding shares of the Fund as of November 15, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under

Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $1,100, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson Shareholder Communications Inc. in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2008 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049) not later than August 16, 2007. Any stockholder who desires to bring a proposal at the Fund’s 2008 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02206-5049), not before October 23, 2007 and not later than November 22, 2007.

By order of the Board of Directors,

Adelina Louie
Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette, 6th Floor
Boston, Massachusetts 02206-5049

December 11, 2006

Appendix A
[Adopted 10/20/03]

The Taiwan Fund, Inc.
(the “Fund”)

AMENDED AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.	Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants are required to report directly to the Audit Committee.

III.	Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request information which would be material to the Audit Committee regarding: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c) to pre-approve all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers, and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

     * The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
     ** The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(e) to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f) to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review and discuss the Fund’s audited financial statements with Fund management;

(h) to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l) to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p) to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r) to at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review (if any peer review is conducted), of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issue; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(s) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors; and

(t) to perform such other functions consistent with this Audit Committee Charter, the Fund’s Certificate of Incorporation, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.	Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such limes as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

PROXY	PROXY
THE TAIWAN FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JANUARY 22, 2007
The undersigned hereby appoints Joe O. Rogers, Adelina Louie and Mary Moran Zeven, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of HSBC Investments (Hong Kong) Limited, HSBC Main Building, Level 22, 1 Queen’s Road, Central, Hong Kong, on Monday, January 22, 2007 at 2:00 p.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side and in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated December 11, 2006.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FRONT OF PROXY CARD

THE TAIWAN FUND, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694
☑ Please mark your votes as in this example.

THE TAIWAN FUND, INC.

1. The election of the following persons to serve as directors of the Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.
Nominees: (01) Shao-Yu Wang., (02) Benny T. Hu, (03) Harvey Chang, (04) Christina Liu, (05) Joe
O. Rogers, (06) Blair Pickerell, (07) M. Christopher Canavan, Jr. and (08) Anthony Kai Yiu Lo

FOR ☐ ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES

☐ For all nominees except as noted above
Mark box at right if an address change or comment      ☐
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.	Date:

Stockholder sign here	Co-owner sign here

RECORD DATE SHARES:
BACK OF CARD